EXHIBIT 10.1

FIRST AMENDMENT TO

CONTRACT FOR PRIVATE REDEVELOPMENT

THIS FIRST AMENDMENT TO CONTRACT FOR PRIVATE REDEVELOPMENT (the “First Amendment”) is made as of the 7th day of September, 2021, between the CITY OF SHAKOPEE, MINNESOTA, a statutory city organized and existing under the laws of the State of Minnesota (the “City”), the ECONOMIC DEVELOPMENT AUTHORITY FOR THE CITY OF SHAKOPEE, MINNESOTA, a public body corporate and politic under the laws of the State of Minnesota (the “Authority”), CANTERBURY DEVELOPMENT LLC, a Minnesota limited liability company (“Canterbury Development”), and CANTERBURY PARK HOLDING CORPORATION, a Minnesota corporation and the parent of Canterbury Development (“Canterbury Park Holding Corporation,” and together with Canterbury Development, the “Master Developer”), and amends the Contract for Private Redevelopment, dated August 8, 2018 (the “Original Agreement,” and together with the First Amendment, the “Agreement”), between the City, the Authority, and the Master Developer, a memorandum of which was recorded in the Office of Registrar of Titles of Scott County, Minnesota on September 24, 2018, as Document No. T252368 and in the Office of the County Recorder as Document No. A1054422. All capitalized terms not otherwise defined herein shall have the meaning given such terms in the Original Agreement.

WITNESSETH:

WHEREAS, the Master Developer or an affiliate owns certain property (the “Redevelopment Property”) in the Project Area and has determined to redevelop, or cause to be redeveloped, the Redevelopment Property for housing, commercial/retail, hospitality and destination entertainment, and office space purposes as part of a multi-phased project (the “Redevelopment Project”); and

WHEREAS, in conjunction with the Redevelopment Project, the Master Developer will undertake infrastructure improvements within the Project Area, including but not limited to the development of public streets, utilities, sidewalks, and other public infrastructure (the “Developer Improvements”); and

WHEREAS, in conjunction with the Redevelopment Project, the City will also undertake certain infrastructure improvements within or adjacent to the Project Area, including but not limited to public streets, utilities, sidewalks, and other public infrastructure (the “City Improvements”); and

WHEREAS, in order to achieve the objectives of the Housing and Redevelopment Plan (the “Redevelopment Plan”) for the Project, the Authority is prepared to pay a portion of the costs related to the Developer Improvements and the City Improvements, in order to bring about development in accordance with the Plan and this Agreement; and

WHEREAS, the Authority has established the Tax Increment Financing (Redevelopment) District No. 18 (the “TIF District”) pursuant to Minnesota Statutes, Sections 469.174 through 469.1794, as amended, made up of the area within the Project Area to be redeveloped by the Master Developer; and

WHEREAS, the Authority and the City believe that the development of the Redevelopment Property pursuant to and in general fulfillment of this Agreement, are in the vital and best interests of the City, will promote the health, safety, morals, and welfare of its residents, and will be in accord with the public purposes and provisions of the applicable State and local laws and requirements under which the Project has been undertaken and is being assisted; and

WHEREAS, the City, the Authority, and the Master Developer entered into the Original Agreement in order to set forth the conditions of the Master Developer’s construction of the Developer Improvements and the City’s construction of the City Improvements; and

WHEREAS, the Master Developer and the City has acquired additional property for inclusion in the Redevelopment Property; and

WHEREAS, Canterbury Park Entertainment, LLC and Canterbury Properties LLC own a portion of the property located within the TIF District and will provide a consent for this First Amendment and the recording of a memorandum of this First Amendment against its property in the form set forth in EXHIBIT D attached hereto.

NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, each of them does hereby covenant and agree with the other as follows:

ARTICLE I

Amendments

Section 1.1. Amendments to Section 1.1 of the Original Agreement. The following definitions are hereby amended as follows (deleted language is stricken, and new language is underlined):

“Redevelopment Property” means the real property legally described in EXHIBIT A attached.

“Tax Increment Plan” or “TIF Plan” means the Tax Increment Financing Plan for the TIF District approved by the City Council of the City on March 6, 2018, as amended by the City Council of the City on August 8, 2018, as further amended by the City Council of the City on April 21, 2020, as further amended by the City Council on September 7, 2021, and as it may be further amended.

“TIF Bonds” means the (i) City’s General Obligation Tax Increment ~~Financing~~ Revenue Bonds, Series 2019A, ~~expected to be~~ issued ~~in 2019~~ on October 17, 2019, in the original aggregate principal amount of $4,220,000, to provide financing for the 12th Avenue portion of the City Improvements; (ii) City’s General Obligation Tax Increment Revenue Bonds, Series 2020A, issued on July 2, 2020 in the original aggregate principal amount ~~sufficient to provide $9,630,000~~ $8,165,000 for financing the Unbridled Avenue portion of the City Improvements (net of capitalized interest, costs of issuance of the bonds, underwriter’s discount, and bond discount (if any)); (iii) City’s interfund loan in the amount of $6,300,000; (iv) City’s additional tax increment revenue bonds to be issued in the amount sufficient to provide funds for financing the remaining City Improvements (net of capitalized interest, costs of issuance of the bonds, underwriter’s discount, and bond discount (if any)); and ~~(ii)~~ (v) any bonds or obligations issued to refund the TIF Bonds (including, in the case of an interfund loan, any obligation to refinance such loan through issuance of an obligation to third parties).

Section 1.2. Amendments to Section 3.4 of the Original Agreement. Section 3.4 of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

Section 3.4. Financing for City Improvements and County Improvements.

(a)         Generally. The City will issue TIF Bonds in an amount that provides proceeds of at least ~~$9,630,000~~ $22,377,450 (net of capitalized interest, costs of issuance of the bonds, underwriter’s discount, and bond discount (if any)) to finance the costs of the City Improvements under “City – TIF” ~~and~~ “~~City~~ – ~~Other Funds~~” ~~and the costs of the County Improvements listed under~~ “~~County-TIF~~” as described in EXHIBIT C. The TIF Bonds will be issued upon satisfaction of the following conditions:

(i)         The City has determined in its sole discretion that the issuance of the TIF Bonds is feasible under market conditions at the time of issuance;

(ii)         The Master Developer has obtained and the City has approved one or more commitments for financing of the Shenandoah Drive project as described in EXHIBIT C, pursuant to Section 7.1 hereof;

(iii)         The financing for the housing development with approximately 300 market-rate housing units described in EXHIBIT F has closed; and

(iv)         There is no uncured Event of Default under this Agreement.

Notwithstanding the foregoing, the City shall have the option to delay issuance of any TIF Bonds temporarily or for as long as the City is prohibited from issuing the TIF Bonds pursuant to changes in federal or State law enacted after the date of this Agreement.

The City may, in its sole discretion, finance the City Improvements ~~and the County Improvements listed under~~ “~~County-TIF~~” as described in EXHIBIT C through the issuance of TIF Bonds to third parties or through an interfund loan, or any combination thereof, provided that any interfund loan will constitute TIF Bonds for purposes of this Agreement.

(b)         Payments. The TIF Bonds will have a final maturity of no later than February 1, 2046, will be callable at a date determined by the City and its municipal advisor to ensure reasonable interest rates on such bonds, and will be secured by a pledge of Pledged Tax Increment. To the extent Pledged Tax Increment is insufficient to pay principal of and interest on the TIF Bonds, the City shall make Deficiency Payments. Prior to making any payments on the TIF Note, the City shall reimburse itself for any Deficiency Payments from Available Tax Increment. The Master Developer will have no obligations with respect to the payment of principal or interest on the TIF Bonds.

~~(c)         Financing Other Improvements. The City will use approximately $2,584,000 of its own funds, which may include a portion of the 10% of the Tax Increment revenue designated for administrative costs, to finance a portion of the changes to County Road 83 listed under~~ “~~City~~ – ~~Other Funds~~” ~~in EXHIBIT C.~~

Section 1.3. Amendments to Section 3.5 of the Original Agreement. Section 3.5 of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

Section 3.5.         Developer Improvements.

(a)         The Master Developer intends to construct the Developer Improvements listed in EXHIBIT C on or before the timelines set forth in EXHIBIT C pursuant to the requirements set forth in Article IV hereof. The Shenandoah Drive and Barenscheer Boulevard projects listed under “Canterbury TIF” in EXHIBIT C must be completed. The Master Developer may request reimbursement for Qualified Public Redevelopment Costs (pursuant to Section 3.8(b) hereof) for each project listed below in the maximum amounts listed below.

~~Developer Improvements~~	~~TIF Cap~~
~~Shenandoah Drive & Barenscheer Boulevard (with right-of-way acquisition)~~	$16,236,500
~~Vierling Drive extension/Internal roads~~	$7,000,000
~~General Wayfinding~~	$100,000
~~Total Tax Increment~~	$23,336,500

Developer Improvements	TIF Cap
Shenandoah Drive	$9,128,174.00
Hauer Trail	$359,725.00
Schenian Street	$461,499.00
External/Internal Roads	$6,500,000.00
Right of Way Acquisition – TC Outboard	$1,030,856.00
Demolition on TC Outboard	$112,627,00
Total Tax Increment	$17,592,881.00

If any portion of Available Tax Increment allocated to the Shenandoah Drive and Barenscheer Boulevard project~~s~~ is not expended by the Master Developer, such funds will be available for the Authority to allocate such funds to the acquisition of right-of-way for the changes to County Road 83 described in EXHIBIT C.

(b)         The Master Developer shall substantially complete the Developer Improvements required on Shenandoah Drive on or before December 31, 2019, with the bituminous wear course to be completed by September 30, 2020. The completion of the Developer Improvements required on Shenandoah Drive is critical for the adjacent housing project to open in a timely fashion. If the Master Developer does not commence construction of the Developer Improvements required on Shenandoah Drive on or before December 15, 2018, the Master Developer agrees to enter into a petition and waiver agreement with the City within thirty (30) days of notice by the City stating that the Master Developer will agree to pay 100% of the costs of the Developer Improvements required on Shenandoah Drive through a special assessment against the Redevelopment Property and the City will construct such improvements. The Master Developer completed the Shenandoah Drive project prior to December 31, 2019.

(c)         The Master Developer shall substantially complete the Developer Improvements required on Barenscheer Boulevard on or before December 31, 2020, with the bituminous wear course to be completed by September 30, 2021. If the Master Developer does not commence construction of the Developer Improvements required on Barenscheer Boulevard on or before May 31, 2020, the Master Developer agrees to enter into a petition and waiver agreement with the City within thirty (30) days of notice by the City stating that the Master Developer will agree to pay 100% of the costs of the Developer Improvements required on Barenscheer Boulevard through a special assessment against the Redevelopment Property and the City will construct such improvements. The Master Developer and the City have agreed that the City will construct the Barenscheer Boulevard (now known as Unbridled Avenue) project and the Master Developer executed a petition and waiver agreement on September 21, 2018.

(d)         It shall not be a default under this Agreement if the Master Developer does not undertake the Vierling Drive extension/internal roads project.

Section 1.4. Amendments to Section 3.7 of the Original Agreement. Section 3.7 of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

Section 3.7. Reimbursement of Certain Master Developer Costs. The Master Developer shall undertake all necessary design, survey, and engineering work, acquisition of right-of-way, site preparation, and installation of public infrastructure related to the construction of the Developer Improvements. In order to make the development of the Developer Improvements economically feasible, the Authority shall reimburse the Master Developer for all necessary design, survey and engineering work, acquisition of right-of-way, site preparation, the portion of the cost of demolition of barns specifically related to construction of Developer Improvements, and installation of public infrastructure (the “Qualified Public Redevelopment Costs”) in the maximum amount of ~~$23,336,500~~ $17,592,881. Qualified Public Redevelopment Costs shall be reimbursed in the maximum amounts listed in Section 3.5(a).

Section 1.5. Amendments to Section 3.8 of the Original Agreement. Section 3.8 of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

Section 3.8. Issuance of TIF Note and Principal Advances.

(a)         Terms. In order to reimburse the Master Developer for the Qualified Public Redevelopment Costs related to constructing the Developer Improvements on the Redevelopment Property, the Authority shall issue and Master Developer shall purchase the TIF Note in the maximum principal amount of ~~$23,336,500~~ $17,592,881, substantially in the form attached hereto as EXHIBIT B. The Authority and the Master Developer agree that the TIF Note shall be issued in consideration of the Master Developer paying the Qualified Public Redevelopment Costs. Before delivery of the TIF Note, the Master Developer shall have:

(i)         submitted the Construction Plans for the Shenandoah Drive project to the Authority and obtained approval for the Construction Plans from the Authority;

(ii)         submitted and obtained Authority approval of financing in accordance with Section 7.1 hereof;

(iii)         delivered to the Authority written evidence in a form satisfactory to the Authority that the Master Developer has paid Qualified Public Redevelopment Costs in at least the principal amount of $1,000,000; and

(iv)         delivered to the Authority an investment letter in a form reasonably satisfactory to the Authority.

(b)         Principal Advances. Following the satisfaction of the requirements in Section 3.8(a) hereof, and on any date, the Master Developer may request the Authority enter an advance of principal under the TIF Note (a “Principal Advance”) on the ledger of such advances maintained by the registrar (the “Principal Advance Ledger”), by submitting to the Authority a certificate (the “Principal Advance Certificate”) signed by the Master Developer’s duly authorized representative, containing the following: (i) a statement that each cost identified in the Principal Advance Certificate is a Qualified Public Redevelopment Cost reimbursable pursuant to Section 3.7 hereof and that no part of such cost has been included in any previous Principal Advance Certificate; (ii) evidence that each identified Qualified Public Redevelopment Cost has been paid or incurred by or on behalf of the Master Developer; (iii) a certification from the City Engineer that the Developer Improvements for which reimbursement is requested have been approved by the City and have been completed based on the requirements of EXHIBIT D and EXHIBIT E; (iv) a statement that no uncured Event of Default by the Master Developer has occurred and is continuing under this Agreement; (v) a statement describing the type and amount of Qualified Public Redevelopment Costs that were expended outside the TIF District, if any; and (vi) a statement that the expenditures for which reimbursement is requested complies with Section 4.5 hereof. The Master Developer may submit one (1) Principal Advance Certificate per month to the Authority.

Within forty-five (45) days after receipt of the Principal Advance Certificate, the Authority shall, if the Authority Representative has determined that all the aforementioned requirements have been satisfied, so notify the Master Developer and direct the registrar to enter the amount requested in the Principal Advance Ledger on the next February 1 or August 1, provided that the aggregate amount of sums entered on the Principal Advance Ledger shall not exceed ~~$23,336,500~~ $17,592,881. The Authority may, if not satisfied that the conditions described herein have been met, return the Principal Advance Certificate with a statement of the reasons why the Principal Advance Certificate is not acceptable and requesting such further documentation or clarification as the Authority may reasonably require. Failure by the Authority to notify the Master Developer of any objections within thirty (30) days after receipt of the Principal Advance Certificate will be deemed acceptance thereof.

(c)         Payment on TIF Note Solely from Available Tax Increment. Principal and interest payments on the TIF Note shall be payable each Payment Date solely with Available Tax Increment. The Master Developer understands and acknowledges that the City makes no representations or warranties regarding the amount of Available Tax Increment, or that revenues pledged to the TIF Note will be sufficient to pay the principal of the TIF Note. The Master Developer further understands and acknowledges that the TIF Note is subordinate to the City’s TIF Bonds. Therefore, Available Tax Increment will first be used by the City to provide debt service coverage equal to one hundred and five percent (105%) of the principal of and interest on the TIF Bonds and to reimburse the City for any Deficiency Payments. The City will only make payments on the TIF Note in the amount of the remaining Available Tax Increment.

(d)         Termination of Right to TIF Note. Notwithstanding anything to the contrary in this Agreement, if the conditions for delivery of the TIF Note set forth in Section 3.8(a) are not met by ~~August 9, 2023~~ July 17, 2027, the Authority may terminate this Agreement by ten (10) days’ written notice to the Master Developer. Thereafter neither Party shall have any obligations or liability to the other hereunder, except that any obligations of the Master Developer under Sections 3.11 and 8.3 hereof survive such termination.

(e)         Qualifications. The Master Developer understands and acknowledges that the Authority makes no representations or warranties regarding the amount of Available Tax Increment, or that revenues pledged to the TIF Note will be sufficient to pay the principal of the TIF Note. Any estimates of Tax Increment prepared by the Authority or its financial advisors in connection with the TIF District or this Agreement are for the benefit of the Authority, and are not intended as representations on which the Master Developer may rely. If the Qualified Public Redevelopment Costs exceed the principal amount of the TIF Note, such excess is the sole responsibility of Master Developer.

Section 1.6. Amendment to Section 3.12 of the Original Agreement. Section 3.12 of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

Section 3.12. Redevelopment of Blighted Property within TIF District. The Parties understand and acknowledge that 90% of the Tax Increment generated by the TIF District must be used to ameliorate the conditions for which the TIF District was established. The Master Developer intends to remedy the blight within the TIF District through the demolition of existing structures, construction of other improvements, and incurring the costs described in Section 469.176, subd. 4j of the TIF Act. If such work in not commenced by ~~August 9, 2022~~ August 9, 2023 (the “four-year rule date”), the City, the Authority, and the Master Developer will work cooperatively to find secondary developers to redevelop the blighted parcels that have not yet been improved.

Section 1.7. Amendment to Article III of the Original Contract Agreement. The Original Agreement is hereby amended to include the following Section 3.13:

Section 3.13. Additional Property to be Redeveloped. The Authority has purchased vacant property (PID 279040103) located within the TIF District, as described more fully in Exhibit A. The Authority is in the process of purchasing property (PID 271320020) which was formerly the Workforce Center located within the TIF District, as described more fully in Exhibit A. Once purchased, the Authority intends demolish the Workforce Center in order to redevelop the property. The Authority will consider selling each property to the Master Developer if the following is completed:

(a)         The Board of the Authority holds a public hearing and approves the sale of the property pursuant to Minn. Stat. Section 469.105;

(b)         The Master Developer has the ability to commence the proposed redevelopment of the property within one year of the sale of the property pursuant to Minn. Stat. Section 469.105;

(c)         The Master Developer obtains all planning and zoning approvals for the proposed redevelopment;

(d)         The Master Developer provides evidence of sufficient financing to complete the proposed redevelopment; and

(e)         The Master Developer and the Authority enter into a purchase agreement for one or both properties.

Section 1.8. Amendment to Section 4.3 of the Original Agreement. The first sentence of Section 4.3 of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

The Master Developer completed the Shenandoah Drive and Hauer Trail on or before December 31, 2019. The Developer expects to ~~commence~~ substantially complete construction of the Developer Improvements by ~~December 31, 2018~~ July 17, 2027 and will be reimbursed for the costs of Developer Improvements incurred by no later than eight years after the TIF District is certified (~~August 9, 2023~~ July 17, 2027).

Section 1.9. Amendment to Section 4.4 of the Original Agreement. Subsection (a) of the Original Agreement is hereby amended as follows (deleted language is stricken):

(a)         Promptly after construction and acceptance of each of the Developer Improvements described in EXHIBIT C attached hereto as “Shenandoah Drive Construct~~,~~” “~~Barenscheer Blvd Construct,~~” and “Vierling Drive extension/Internal roads” in accordance with those provisions of the Agreement relating solely to the obligations of the Master Developer to construct the Developer Improvements, the Authority Representative will furnish the Master Developer with a Certificate of Completion as shown in EXHIBIT H attached hereto.

Section 1.10. Amendment to Section 4.5 of the Original Agreement. Section 4.5 of the Original Agreement is hereby amended as follows (deleted language is stricken):

Section 4.5. Five-Year Rule. Pursuant to Laws of Minnesota 2021, First Special Session, Chapter 14, Article 9, Section 3, the five-year rule for redevelopment tax increment districts certified between December 31, 2017 and June 30, 2020 may be extended to eight years after the certification of the tax increment district. As of the date of this Agreement, the five-year rule date for the TIF District is ~~August 9, 2023~~ July 17, 2027. The Secondary Developer acknowledges and understands that it must comply with Minnesota Statutes, Section 469.1763, subdivision 3, as amended, on or prior to such date. Principal Advances under Section 3.8(b) will not be made for any activities that do not comply with Minnesota Statutes, Section 469.1763, subdivision 3, as amended.

Section 1.11. Amendment to Section 9.2 of the Original Agreement. Subsection (b) of the Original Agreement is hereby amended as follows (deleted language is stricken, and new language is underlined):

(b)         If Shenandoah Drive ~~or Barenscheer Boulevard are~~ is not commenced and completed based on the timelines set forth in EXHIBIT C, the Authority and the City may cancel and rescind or terminate this Agreement.

Section 1.12.         Amendment to Exhibit A of the Original Agreement. Exhibit A of the Original Agreement (Redevelopment Property) is hereby deleted in its entirety and replaced with the attached EXHIBIT A.

Section 1.13. Amendment to Exhibit B of the Original Agreement. Exhibit B of the Original Agreement (Form of TIF Note) is hereby deleted in its entirety and replaced with the attached EXHIBIT B.

Section 1.14. Amendment to Exhibit C of the Original Agreement. Exhibit C of the Original Agreement (Public Improvements) is hereby deleted in its entirety and replaced with the attached EXHIBIT C.

Section 1.15. Global Change for reference to “County – Other Funds” and “City – Other Funds” in Exhibit C. The references to “County Other Funds” and “City – Other Funds” in the Original Agreement and this First Amendment shall refer to the “Other Funding” Column in EXHIBIT C.

ARTICLE II

Miscellaneous

Section 2.1. Effective Date. The amendments made to the Original Agreement, as set forth in this First Amendment, shall be effective as of the date and year first written above.

Section 2.2. Certain Defined Terms. Terms used in this First Amendment and not defined herein shall have the meanings given in the Original Agreement.

Section 2.3. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

Section 2.4. Recording. The Authority may record this First Amendment (or a memorandum of this First Amendment) with the County Recorder or the Registrar of Titles of the County, as the case may be. The Master Developer shall pay all costs for recording.

Section 2.5. Joint and Several Obligations. The obligations of the Master Developer under this First Amendment shall be joint and several.

Section 2.6. Confirmation of Original Agreement. Except as specifically amended by this First Amendment, the Original Agreement is hereby ratified and confirmed and remain in full force and effect.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the City, Authority, and Master Developer have caused this First Amendment to Contract for Private Redevelopment to be duly executed by their duly authorized representatives as of the date first above written.

CITY OF SHAKOPEE, MINNESOTA

By:	/s/ William P. Mars
Its	Mayor

By:	/s/ William H. Reynolds
Its	City Administrator

STATE OF MINNESOTA	)
) SS.
COUNTY OF SCOTT	)

The foregoing instrument was acknowledged before me this 7 day of September, 2021, by William P. Mars, the Mayor of the City of Shakopee, Minnesota, a statutory city organized and existing under the laws of the State of Minnesota, on behalf of the City.

/s/ Lori J. Hensen
Notary Public

STATE OF MINNESOTA	)
) SS.
COUNTY OF SCOTT	)

The foregoing instrument was acknowledged before me this 8 day of September, 2021, by William H. Reynolds, the City Administrator of the City of Shakopee, Minnesota, a statutory city organized and existing under the laws of the State of Minnesota, on behalf of the City.

/s/ Lori J. Hensen
Notary Public

Execution page of the Authority to the First Amendment to Contract for Private Redevelopment, dated as of the date and year first written above.

ECONOMIC DEVELOPMENT
AUTHORITY FOR THE CITY OF
SHAKOPEE, MINNESOTA

By:	/s/ Jody Brennan
Its	President

By:	/s/ William H. Reynolds
Its	Executive Director

STATE OF MINNESOTA	)
) SS.
COUNTY OF SCOTT	)

The foregoing instrument was acknowledged before me this 7 day of September, 2021, by Jody Brennan, the President of the Economic Development Authority for the City of Shakopee, Minnesota, a public body corporate and politic under the laws of the State of Minnesota, on behalf of the Authority.

/s/ Lori Hensen
Notary Public

STATE OF MINNESOTA	)
) SS.
COUNTY OF SCOTT	)

The foregoing instrument was acknowledged before me this 8 day of September, 2021, by William H. Reynolds, the Executive Director of the Economic Development Authority for the City of Shakopee, Minnesota, a public body corporate and politic under the laws of the State of Minnesota, on behalf of the Authority.

/s/ Lori J. Hensen
Notary Public

Execution page of Canterbury Development LLC to the First Amendment to Contract for Private Redevelopment, dated as of the date and year first written above.

CANTERBURY DEVELOPMENT LLC

By:	/s/ Randall D. Sampson

Its	President, CEO, and Chief Manager

STATE OF MINNESOTA	)
) SS.
COUNTY OF Scott	)

The foregoing instrument was acknowledged before me this 14 day of September, 2021, by Randall Sampson, the President and CEO of Canterbury Development LLC, a Minnesota limited liability company, on behalf of Canterbury Development LLC.

/s/ Michele Lynn Dahl
Notary Public

Execution page of Canterbury Park Holding Corporation to the First Amendment to Contract for Private Redevelopment, dated as of the date and year first written above.

CANTERBURY PARK HOLDING CORPORATION

By:	/s/ Randall D. Sampson

Its	President, CEO, and Chief Manager

STATE OF MINNESOTA	)
) SS.
COUNTY OF Scott	)

The foregoing instrument was acknowledged before me this 14 day of September, 2021, by Randall Sampson, the President and CEO of Canterbury Park Holding Corporation, a Minnesota corporation, on behalf of Canterbury Park Holding Corporation.

/s/ Michele Lynn Dahl
Notary Public

EXHIBIT A

AMENDMENT TO EXHIBIT A OF ORIGINAL AGREEMENT

EXHIBIT A

REDEVELOPMENT PROPERTY

Parcel Identification Number & Owner	Legal Description
271320010 Canterbury Properties LLC	Lot 1, Block 1, Behringer’s 1st Addition, according to the plat thereof, Scott County, Minnesota
271320020 Scott County Taxation Dept	Lot 2, Block 1, Behringer’s 1st Addition, according to the plat thereof, Scott County, Minnesota
274060010 City of Shakopee	Lot 1, Block 1, OPUS MVW 2nd Addition, according to the plat thereof, Scott County, Minnesota
274060020 Canterbury Development LLC	Lot 2, Block 1, OPUS MVW 2nd Addition, according to the plat thereof, Scott County, Minnesota
274500020 Canterbury Holding Corp.	Lot 2, Block 1, Canterbury Park 6th Addition, according to the plat thereof, Scott County, Minnesota
274500070 Koenig-Hanson LLC	Outlot E, Canterbury Park 6th Addition, according to the plat thereof, Scott County, Minnesota
274760010 Canterbury Park Entertainment	Lot 1, Block 1, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760020 Doran Canterbury I, LLC	Lot 1, Block 2, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760030 Canterbury Development LLC	Lot 1, Block 3, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760040 Canterbury Development LLC	Outlot A, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760050 Canterbury Development LLC	Outlot B, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760060 Canterbury Development LLC	Outlot C, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760070 Canterbury Development LLC	Outlot D, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota

A-1

274760080 Canterbury Development LLC	Outlot E, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760090 Canterbury Development LLC	Outlot F, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
274760100 Canterbury Development LLC	Outlot G, Canterbury Park 7th Addition, according to the plat thereof, Scott County, Minnesota
279040103 Shakopee EDA	The South Half (S 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of Section 4, Township 115, Range 22 West, Scott County, Minnesota
279080251 Koenig-Hanson LLC	Northwest Quarter of Section 8, Township 115, Range 22, according to the plat thereof, Scott County, Minnesota
279080411 Eugene F. Hauer Trust	Northeast Quarter of Section 8, Township 115, Range 22, according to the plat thereof, Scott County, Minnesota
279080681 Eugene F. Hauer Trust	West Half of the Northeast Quarter of Section 8. Township 115, Range 22, according to the plat thereof, Scott County, Minnesota

A-2

EXHIBIT B

AMENDMENT TO EXHIBIT B OF ORIGINAL AGREEMENT

EXHIBIT B

FORM OF TIF NOTE

UNITED STATE OF AMERICA

STATE OF MINNESOTA

COUNTY OF SCOTT

ECONOMIC DEVELOPMENT AUTHORITY

FOR THE CITY OF SHAKOPEE

No. R-1	$17,592,881

TAX INCREMENT REVENUE NOTE

SERIES 20___

Date
6.0%	of Original Issue

_________, 20____

The Economic Development Authority for the City of Shakopee (the “Authority”) hereby acknowledges itself to be indebted and, for value received, promises to pay to the order of Canterbury Development LLC, a Minnesota limited liability company, or registered assigns, and Canterbury Park Holding Corporation, a Minnesota corporation and the parent of Canterbury Development LLC (together, the “Owner”), solely from the source, to the extent and in the manner hereinafter provided, the maximum principal sum of $17,592,881, as provided in the Agreement (hereinafter defined), or so much thereof as has been from time to time advanced as hereinafter provided (the “Principal Amount”), together with interest on the unpaid balance thereof accrued from the respective dates of entry of each Principal Advance on the Principal Advance Ledger attached hereto, at the rate of 6.0% per annum. This Note is given in accordance with that certain Contract for Private Redevelopment, dated August 8, 2018, as amended by the First Amendment to Contract for Private Redevelopment, dated September __, 2021 (as amended, the “Agreement”), between the Authority, the City of Shakopee, Minnesota (the “City”), and the Owner, as master developer. Capitalized terms used and not otherwise defined herein shall have the meaning provided for such terms in the Agreement unless the context clearly requires otherwise.

1.         Payments. Principal and interest payments (the “Payments”) shall be paid on August 1, 2020 and each February 1 and August 1 thereafter to and including February 1, 2046 (the “Payment Dates”) in the amounts and from the sources set forth in Section 3 herein. Payments shall be applied first to accrued interest, and then to unpaid principal. Interest accruing from the respective dates of entry of each Principal Advance on the Principal Advance Ledger

Payments are payable by mail to the address of the Owner or such other address as the Owner may designate upon thirty (60) days’ written notice to the Authority. Payments on this Note are payable in any coin or currency of the United States of America which, on the Payment Date, is legal tender for the payment of public and private debts.

2.         Interest. Interest at the rate stated herein shall accrue on the unpaid principal, commencing on the date of original issue. Interest shall be computed on the basis of a year of 360 days and charged for actual days principal is unpaid. Interest on this Note shall accrue but shall not compound into principal.

3.         Principal Advances. Following the satisfaction of the requirements in Section 3.8(a) of the Agreement, and on any date thereafter through July 17, 2027 (eight years after the date of certificate of the TIF district), the Owner may request the Authority enter an advance of principal under this Note (a “Principal Advance”) on the ledger of such advances maintained by the registrar (the “Principal Advance Ledger”), by submitting to the Authority a certificate (the “Principal Advance Certificate”) signed by the Owner’s duly authorized representative, containing the following: (i) a statement that each cost identified in the Principal Advance Certificate is a Qualified Public Redevelopment Cost reimbursable pursuant to Section 3.7 hereof and that no part of such cost has been included in any previous Principal Advance Certificate; (ii) evidence that each identified Qualified Public Redevelopment Cost has been paid or incurred by or on behalf of the Master Developer; (iii) a certification from the City Engineer that the Developer Improvements for which reimbursement is requested have been approved by the City and have been completed based on the requirements of EXHIBIT D and EXHIBIT E; (iv) a statement that no uncured Event of Default by the Master Developer has occurred and is continuing under the Agreement (as defined below); (v) a statement describing the type and amount of Qualified Public Redevelopment Costs that were expended outside the TIF District, if any; and (vi) a statement that the expenditures for which reimbursement is requested complies with Section 4.5 of the Agreement. The Owner may submit one (1) Principal Advance Certificate per month to the Authority.

Within forty-five (45) days after receipt of the Principal Advance Certificate, the Authority shall, if the Authority Representative has determined that all the aforementioned requirements have been satisfied, so notify the Owner and direct the registrar to enter the amount requested in the Principal Advance Ledger on the next February 1 or August 1, provided that the aggregate amount of sums entered on the Principal Advance Ledger shall not exceed $17,592,881. The Authority may, if not satisfied that the conditions described herein have been met, return the Principal Advance Certificate with a statement of the reasons why the Principal Advance Certificate is not acceptable and requesting such further documentation or clarification as the Authority may reasonably require. Failure by the Authority to notify the Owner of any objections within thirty (60) days after receipt of the Principal Advance Certificate will be deemed acceptance thereof.

4.         Available Tax Increment. Payments on this Note are payable on each Payment Date solely from and in the amount of “Available Tax Increment,” which shall mean, on each Payment Date, ninety percent (90%) of the Tax Increment attributable to the TIF District Property and paid to the Authority by Scott County, Minnesota in the six (6) months preceding the Payment Date, all as such terms are defined in the Contract for Private Redevelopment, dated August 8, 2018 (the “Agreement”), between the City, the Authority, and the Owner, as the master developer. Principal payments on this Note are subordinate to all of the City’s General Obligation Tax Increment Bonds that have been issued or will be issued in the maximum amount of up to $22,377,450 (net of capitalized interest, costs of issuance of the bonds, underwriter’s discount, and bond discount (if any)) and an interfund loan of the Authority in the maximum amount of up to $6,300,000 (collectively, the “TIF Bonds”). Therefore, Available Tax Increment (as defined in the Agreement) will first be used by the City to provide debt service coverage in the amount of one hundred and five percent (105%) of the principal of and interest on the TIF Bonds and to reimburse the City for any Deficiency Payments (as defined in the Agreement). The City will only make payments on this TIF Note in the amount of Available Tax Increment remaining after the payment of principal of and interest on the TIF Bonds on each Payment Date.

The Authority shall have no obligation to pay principal of and interest on this Note on each Payment Date from any source other than Available Tax Increment and the failure of the Authority to pay the entire amount of principal and interest on this Note on any Payment Date shall not constitute a default hereunder as long as the Authority pays principal hereon to the extent of Available Tax Increment. The Authority shall have no obligation to pay the unpaid balance of principal or accrued interest that may remain after the final Payment on February 1, 2046.

5.         Default. If on any Payment Date there has occurred and is continuing any Event of Default under the Agreement, the Authority may withhold from payments hereunder under all Available Tax Increment. If the Event of Default is thereafter cured in accordance with the Agreement, the Available Tax Increment withheld under this Section shall be deferred and paid, without interest thereon, on the next Payment Date after the Event of Default is cured. If the Event of Default is not timely cured, the Authority may terminate this Note by written notice to the Owner in accordance with the Agreement.

6.         Optional Prepayment. The principal sum and all accrued interest payable under this Note are prepayable in whole or in part at any time by the Authority without premium or penalty. No partial prepayment shall affect the amount or timing of any other regular payment otherwise required to be made under this Note.

7.         Nature of Obligation. This Note is the sole note of an issue in the maximum principal amount of $17,592,881, issued to aid in financing certain Qualified Public Redevelopment Costs and administrative costs of a Project undertaken by the Authority pursuant to Minnesota Statutes, Sections 469.090 through 469.1082, as amended, and is issued pursuant to an authorizing resolution (the “Resolution”) duly adopted by the Authority on March 6, 2018, and pursuant to and in full conformity with the Constitution and laws of the State of Minnesota, including Minnesota Statutes, Sections 469.174 through 469.1794, as amended. This Note is a limited obligation of the Authority which is payable solely from Available Tax Increment pledged to the payment hereof under the Resolution. This Note shall not be deemed to constitute a general obligation of the State of Minnesota or any political subdivision thereof, including, without limitation, the Authority. Neither the State of Minnesota nor any political subdivision thereof shall be obligated to pay the principal of this Note or other costs incident hereto except out of Available Tax Increment, and neither the full faith and credit nor the taxing power of the State of Minnesota or any political subdivision thereof is pledged to the payment of the principal of this Note or other costs incident hereto.

8.         Estimates of Available Tax Increment. Any estimates of Tax Increment prepared by the Authority, the City or their respective municipal advisors in connection with the Available Tax Increment and the Agreement are for the benefit of the Authority and the City only, and are not intended as representations on which the Master Developer may rely.

THE AUTHORITY AND THE CITY MAKE NO REPRESENTATIONS OR WARRANTIES THAT THE AVAILABLE TAX INCREMENT WILL BE SUFFICIENT TO PAY THE PRINCIPAL OF THIS NOTE.

9.         Registration and Transfer. This Note is issuable only as a fully registered note without coupons. As provided in the Resolution, and subject to certain limitations set forth therein, this Note is transferable upon the books of the Authority kept for that purpose at the principal office of the Finance Director of the City, by the Owner hereof in person or by such Owner’s attorney duly authorized in writing, upon surrender of this Note together with a written instrument of transfer satisfactory to the Authority, duly executed by the Owner. Upon such transfer or exchange and the payment by the Owner of any tax, fee, or governmental charge required to be paid by the Authority with respect to such transfer or exchange, there will be issued in the name of the transferee a new Note of the same aggregate principal amount and maturing on the same dates.

This Note shall not be transferred to any person other than an affiliate, or other related entity, of the Owner, unless the Authority has been provided with an investment letter in a form substantially similar to the investment letter submitted by the Owner or a certificate of the transferor, in a form satisfactory to the Authority, that such transfer is exempt from registration and prospectus delivery requirements of federal and applicable state securities laws.

IT IS HEREBY CERTIFIED AND RECITED that all acts, conditions, and things required by the Constitution and laws of the State of Minnesota to be done, to exist, to happen, and to be performed in order to make this Note a valid and binding limited obligation of the Authority according to its terms, have been done, do exist, have happened, and have been performed in due form, time and manner as so required.

IN WITNESS WHEREOF, the Board of Commissioners of the Economic Development Authority for the City of Shakopee have caused this Note to be executed with the manual signatures of its President and Executive Director, all as of the Date of Original Issue specified above.

ECONOMIC DEVELOPMENT
AUTHORITY FOR THE CITY OF
SHAKOPEE

William H. Reynolds	/s/ Jody Brennan
Executive Director	President

_____________________________________

REGISTRATION PROVISIONS

The ownership of the unpaid balance of the within Note is registered in the bond register of the Economic Development Authority for the City of Shakopee, in the name of the person last listed below.

Date of Registration	Registered Owner	Signature of Finance Director

Canterbury Development LLC Federal ID # ____________ Canterbury Park Holding Corporation Federal ID # ____________

_____________________________________

PRINCIPAL ADVANCE LEDGER

Date of Principal Advance	Amount of Principal Advance
August 1, 2019	$6,063,402.74
January 13, 2019	2,568,536.95
July 20, 2020	1,065,606.28
February 1, 2021	624,616.67

EXHIBIT C - AMENDMENTS TO EXHIBIT C OF THE ORIGINAL AGREEMENT

EXHIBIT C- PUBLIC IMPROVEMENTS

Location of Improvement	Original Costs	Revised Costs	TIF Costs	Timeline	Canterbury TIF Note	City -- TIF	Other Funding*
CH 83 Improvements	$8,860,000	$15,931,750	$4,514,450	2021-2023		$4,514,450	$11,417,300
Changes to County Road 83	$900,000			2022
Eagle Creek Blvd/Vierling Roundabout	$1,400,000	$1,700,000	$1,700,000	2023		$1,700,000
CR 83/US 169 North Ramp Turn Lane	$230,000			2022
Shenandoah Drive Construct	$8,400,000	$9,128,174	$9,128,174	2019	$9,128,174
Hauer Trail		$359,725	$359,725	2019	$359,725
Schenian Street		$461,499	$461,499	2019	$461,499
12th Avenue Reconstruction including east side	$6,850,000	$4,853,000	$4,853,000	2019-2023		$4,853,000
Barenscheer Blvd Construct (now known as Unbridled Av)	$7,200,000	$7,900,000	$7,900,000	2020-2021		$7,900,000
Internal Roads/Utilities	$7,000,000	$6,500,000	$6,500,000	2023-2024	$6,500,000
Shenandoah/Vierling/12th Roundabout	$350,000			2019
General Wayfinding	$100,000	$60,000	$60,000	2021		$60,000
Property Acquisition:
ROW Acquisition – JJ Mpls	$636,500	$650,000	$650,000	2020		$650,000
ROW Acquisition – TCOutboard		$1,030,856	$1,030,856	2019	$1,030,856
Workforce Center		$3,100,000	$1,100,000	2021		$1,100,000	$2,000,000
Scott County Land		$900,000		2021			$900,000
Demolition:
TC Outboard		$112,627	$112,627	2019	$112,627
Workforce Center		$350,000	$350,000	2021		$350,000
Other TIF Eligible Costs		$1,250,000	$1,250,000			$1,250,000
Total	$41,926,500	$54,287,631	$39,970,331		$17,592,881	$22,377,450	$14,317,300
Total TIF					$17,592,881	$22,377,450

*$11,417,300 from Scott County for Road Improvements; $2,900,000 payment from Developer for land acquisition

C-1

EXHIBIT D

CONSENTS OF CANTERBURY PARK ENTERTAINMENT, LLC AND CANTERBURY PROPERTIES, LLC

Canterbury Park Entertainment, LLC, hereby consents to the First Amendment to Contract for Private Redevelopment between City of Shakopee, Minnesota, Economic Development Authority for the City of Shakopee, Minnesota; Canterbury Development LLC and Canterbury Park Holding Corporation, dated September 7, 2021, which amends the Contract for Private Redevelopment, dated August 8, 2018 (as amended, the “Agreement”) and agrees that its property shall be subject to the terms of the Agreement.

CANTERBURY PARK ENTERTAINMENT, LLC By /s/ Randall D. Sampson Its President, CEO, and Chief Manager

Dated: 9/14/21

ACKNOWLEDGMENT

STATE OF MINNESOTA	)
) ss.
COUNTY OF SCOTT	)

On this 14 day of September, 2021, before me, a Notary Public of said State, duly commissioned and sworn, personally appeared Randall Sampson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument as President and CEO of Canterbury Park Entertainment, LLC, a Minnesota limited liability company, and acknowledged to me that such limited liability company executed the same.

In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Michele Lynn Dahl
Notary Public, State of	MN
My Commission expires:	1/31/22

D-1

Canterbury Properties, LLC, hereby consents to the First Amendment to Contract for Private Redevelopment between City of Shakopee, Minnesota, Economic Development Authority for the City of Shakopee, Minnesota, Canterbury Development LLC and Canterbury Park Holding Corporation, dated September 7, 2021, which amends the Contract for Private Redevelopment, dated August 8, 2018 (as amended, the “Agreement”) and agrees that its property shall be subject to the terms of the Agreement.

CANTERBURY PROPERTIES, LLC By /s/ Randall D. Sampson Its President, CEO, and Chief Manager

Dated: 9/14/21

ACKNOWLEDGMENT

STATE OF MINNESOTA	)
) ss.
COUNTY OF SCOTT	)

On this 14 day of September, 2021, before me, a Notary Public of said State, duly commissioned and sworn, personally appeared Randall Sampson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument as President and CEO of Canterbury Properties, LLC, a Minnesota limited liability company, and acknowledged to me that such limited liability company executed the same.

In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Michele Lynn Dahl
Notary Public, State of	MN
My Commission expires:	1/31/22

D-2